UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2005

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue
Beaverton, Oregon 97006
(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 15, 2005, Cascade Microtech, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2004 and its expectations as to its financial results for the first quarter of 2005 ending March 31, 2005.  The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued February 15, 2005 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 5.02.               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of February 11, 2005, the Company’s Board of Directors elected Raymond A. Link to the Board of Directors.  Mr. Link was also elected to the Audit Committee of the Board of Directors.  Mr. Link’s initial term as a member of the Board of Directors expires at the 2005 Annual Meeting of Shareholders (the “2005 Annual Meeting”).  The election of Mr. Link to a three-year term expiring at the 2008 Annual Meeting will be voted upon by shareholders at the 2005 Annual Meeting.  Mr. Link has served as Vice President, Finance and Administration, Chief Financial Officer and Secretary of TriQuint Semiconductor, Inc. (“TriQuint”) since July 2001, when TriQuint acquired Sawtek Inc.  Mr. Link joined Sawtek in September 1995 as Vice President Finance and Chief Financial Officer and was promoted to Senior Vice President and Chief Financial Officer in October 1999.  From 1987 to September 1995, Mr. Link was Vice President, Finance and Chief Financial Officer of Hubbard Construction Company, a heavy/highway construction company.  Mr. Link received a B.S. degree from the State University of New York at Buffalo and a M.B.A. from the Wharton School at the University of Pennsylvania.  He is a Certified Public Accountant.  In connection with his election to the Board of Directors, on February 11, 2005, Mr. Link was granted an option to purchase 15,000 shares of the Company’s common stock at an exercise price of $11.15 per share.  This stock option was granted pursuant to the Cascade Microtech, Inc. 2000 Stock Incentive Plan and related stock option agreement, has a ten-year term and was fully vested on the date of grant.

Item 9.01.               FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

99.1	Press Release issued by Cascade Microtech, Inc. dated February 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 15, 2005.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Steven Sipowicz
Steven Sipowicz
Vice President and Chief Financial Officer